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                       SECURITIES AND EXCHANGE COMMISSION
                             WASHINGTON, D.C. 20549

                                    FORM 8-K

                Current Report Pursuant to Section 13 or 15(d) of
                           the Securities Act of 1934

       Date of Report (Date of earliest event reported): December 19, 2005

                     GREAT WESTERN LAND AND RECREATION, INC.
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             (Exact name of registrant as specified in its charter)

           NEVADA                       0-18808                 13-3530765
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(State or other jurisdiction     (Commission File No.)     (IRS Employer ID No.)
     of incorporation)

7373 N. Scottsdale Road, Suite C140, Scottsdale, Arizona           85253
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        (Address of principal executive office)                 (Zip Code)

       Registrant's telephone number, including area code: (480) 949-6007


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          (Former name or former address, if changed since last report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2.):

[ ] Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

[ ] Soliciting materials pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

[ ] Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

[ ] Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

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                     GREAT WESTERN LAND AND RECREATION, INC.

                                    FORM 8-K

                                 CURRENT REPORT

ITEM 8.01.     OTHER EVENTS

Attached to this Current Report as Exhibit 99 is a copy of a news release for Great Western Land and Recreation, Inc. dated December 19, 2005 titled "Great Western Land and Recreation Expects to Report Significant Profit for 2005."

Exhibit No.   Description
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99            News release for Great Western Land and Recreation, Inc. dated
              December 19, 2005 titled "Great Western Land and Recreation
              Expects to Report Significant Profit for 2005."

Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

     December 20, 2005            GREAT WESTERN LAND AND RECREATION, INC.

                                  By: /s/ Daniel J. Regan
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                                      Vice President and Chief Financial Officer